INVESTOR PRESENTATION QUARTER ENDED SEPTEMBER 30, 2023

We make certain statements and reference other information in this presentation that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (“PSLRA”). The PSLRA provides a forward-looking statement safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements discuss our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve known and unknown risks, uncertainties, and other factors that may cause our or our industry's actual results, activity levels, or performance to materially differ from those in or implied by the forward-looking statements We discuss factors that could cause our actual results to differ materially from those we project, forecast, or estimate in forward-looking statements in further detail in Selective’s public filings with the United States Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements – whether as a result of new information, future events or otherwise – other than as the federal securities laws may require. This presentation also includes certain non-GAAP financial measures within the meaning of Regulation G, including “non-GAAP operating earnings per share,” “non-GAAP operating income,” “non-GAAP operating return on equity,” and adjusted book value per share. Definitions of these non-GAAP measures and a reconciliation to the most comparable GAAP figures are available in our Annual Report on Form 10-K and our Supplemental Investor Package, both found on our website <www.selective.com> under “Investors/Reports & Earnings.” We believe investors and other interested persons find these measurements helpful, as they provide a consistent basis for comparing our results between quarters and with our industry competitors. These non-GAAP measures, however, may not be comparable to similarly titled measures used outside of the insurance industry. Investors are cautioned not to unduly rely on these non-GAAP measures in assessing our overall financial performance. 2 Safe Harbor Statement

Overview 3

A Track Record of Superior Execution 4 Nine Consecutive Years of Double-Digit Non-GAAP Operating ROEs* and Above Average Industry Growth Market Cap (as of 11/1/2023) $6.5B Years of Financial Strength and Superior Execution 95+ 2022 NPW (up 12% Y/Y) $3.6B 2022 GAAP Combined Ratio 95.1% 2022 Non-GAAP Operating ROE of 12.4%* *For further information on non-GAAP financial measures, please see “Safe Harbor Statement” on Page 2.

Our Sustainable Competitive Advantages 5 Competitive Position Enhanced by Working Towards the Benefit of all our Stakeholders Franchise value distribution model with high-quality partners • Close relationships with high-quality independent agent distribution partners • Enables effective management of pricing and retention • Significant opportunity for profitable growth Unique locally based field model • Locally based underwriting, claims, and safety management specialists • Claims specialists regionally organized by specialty • Empowered decision- making within regional underwriting operations Sophisticated tools for risk selection, pricing, and claims management • Proven ability to develop and integrate actionable tools • Enable effective profitability management in an uncertain loss trend environment Superior omni-channel customer experience delivered by best-in-class employees • Strong focus on customer experience • Developing additional holistic solutions for 24- hour omni-channel shared experience • Increased customer engagement • Value-added services Highly engaged and aligned talent across the organization

Super Regional with National Capabilities 6 Standard Commercial (80% of NPW*) Standard Personal (10% of NPW*) Excess & Surplus (10% of NPW*) Focus on profitable growth in a more uncertain loss trend environment 30 States & D.C. Shifted focus to “mass- affluent” market; price increases expected to accelerate into 2024 15 States Strong growth and profitability; market dynamics remain supportive 50 States & D.C. *NPW as of September 30, 2023

Well-positioned for Continued Outperformance 7 Topline/ Underwriting • Ongoing successful execution of 3% market share strategies and geo-expansion • Strong NPW growth from rising prices, increased exposure, solid retention rates, and new business volumes • Combined ratio guidance* of 96.5% for 2023; long-term 95% target Pricing/ Loss Trends • Long, consistent track record of renewal pure price increases equal to or exceeding projected loss trend • Continued, elevated loss trend uncertainty • Commercial lines pricing environment remains rational and constructive Investments • Prudently managed investment portfolio to optimize risk and return in a rising interest rate environment • Significant increase in book yield and credit quality; investment income projected to grow ~34% in 2023 • Investment leverage of 3.4x enables strong ROE contribution Financial Strength/ Risk Management • Strong balance sheet and holding company liquidity; prudent reserving practices • Strong underwriting controls and exposure management to mitigate CAT loss volatility • Increased reinsurance retentions at 1/1/23 for property catastrophe and 7/1/23 for property per risk while maintaining a conservative program *as of November 2, 2023

8 2022 Key Accomplishments Underwriting Discipline Geographic Expansion New Agency Appointments Continuing our decade-long track record of effectively managing commercial lines pricing and retention rates in a dynamic loss trend environment Leveraging our unique field underwriting model and sophisticated tools and technology to generate profitable growth Expanded our Commercial Lines footprint into Vermont, Idaho, and Alabama in 2022 New Small Business and E&S automation platforms dramatically enhance ease-of-use for our distribution partners Appointed 118 new agencies, bringing our total to approximately 1,500 agencies with 2,600 storefronts Strong Top-Line Growth New Automation Platforms

Strong ROE Outperformance Relative to Peers 9 • 12.4% non-GAAP operating ROE* in 2022 and 13.2% in 9M23 driven by: ̶ Strong investment contribution ̶ Underwriting profitability with strong underlying performance, partially offset by elevated catastrophe losses • Track record of generating ROEs well in excess of our cost of capital and peer group averages 10.3% 8.6% 13.2% 5.1% 0% 5% 10% 15% 2014 2015 2016 2017 2018 2019 2020 2021 2022 9M23 SIGI Peer Avg. Peer index includes TRV, HIG, CNA, CINF, THG, and UFCS Nine consecutive years of double-digit non-GAAP operating ROEs* averaging 11.9% between 2014 and 2022 Historical Non-GAAP Operating ROEs* *For further information on non-GAAP financial measures, please see “Safe Harbor Statement” on Page 2.

Historical GAAP Combined Ratios Excellent Historical Operating Results 10 • Nine Months 2023 Highlights ̶ GAAP combined ratio of 97.5% and underlying GAAP combined ratio of 90.3% ̶ NPW growth of 15% ̶ After-tax net investment income of $231 million • 2023 Guidance¹ ̶ GAAP combined ratio of 96.5% ̶ Includes net catastrophe losses of 6.5 points ̶ Assumes no additional prior year casualty reserve development ̶ $310 million of after-tax net investment income, including $20 million from alternative investments ̶ 21% overall effective tax rate ̶ 61 million weighted average shares 95.2% 93.3% ~90.5% 95.8% 95.1% 96.5% 85% 90% 95% 100% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023F Underlying Combined Ratio** Reported Combined Ratio *2023F combined ratio estimate excludes catastrophes and assumes no additional prior year casualty reserve development; as of November 2, 2023 ** Underlying GAAP combined ratio excludes catastrophe losses and prior year casualty reserve development * ¹as of November 2, 2023

Our Strategic Initiatives 11

Our Major Strategic Initiatives 12 Expanding “share of wallet” and new agent appointments; geo-expansion Continued Profitable Growth Deploy sophisticated underwriting and pricing tools to improve risk selection and achieve price increases ≥ loss trends Leverage Sophisticated Tools to Achieve Adequate Pricing Continue to deliver superior omni-channel customer experience Excellent Customer Service Culture Focused on Innovation and Sustainability A culture of innovation and sustainability driven by a highly engaged team of employees and leaders

Achieving Price Increases in Alignment with Projected Loss Trend 13 • Granular pricing and consistent underwriting make us a compelling market for agents and insureds • Attractively priced book with strong embedded profitability • Ability to obtain appropriate price enabled by: ̶ Strong distribution partner relationships ̶ Sophisticated tools and actionable data ̶ Culture of underwriting discipline Commercial Lines renewal pure price increases averaged 6.9% in 9M23; up from 5.3% in 9M22 Commercial Lines Pricing and Retention 76% 80% 84% 88% -2.0% 2.0% 6.0% 10.0% 2009 2011 2013 2015 2017 2019 2021 9M23 SIGI Pricing CLIPS Pricing SIGI Retention R e n ew al P u re P ri ce ( % ) CLIPS: Willis Towers Watson Commercial Lines Insurance Pricing Survey; CLIPS 9M23 pricing as of 1H23 R ete n tio n (% )

Portfolio Approach to Pricing and Underwriting Helps Drive Business Mix Improvements 14 • Portfolio management approach yields higher retention and rate • Account-specific pricing, including: ̶ Predictive modeling ̶ Relative loss frequency and severity ̶ Pricing deviation ̶ Hazard and segment consideration Strong focus on developing tools and technologies that enable more effective decision making Commercial Lines Pricing by Retention Group % of Premium May not foot due to rounding. 15% 14% 47% 16% 8% As of September 30, 2023

2 0 0 0 2 0 0 2 2 0 0 4 2 0 0 6 2 0 0 8 2 0 1 0 2 0 1 2 2 0 1 4 2 0 1 6 2 0 1 8 2 0 2 0 2 0 2 2 Managed Premium Volume During Soft Market $ 3.6B Targeting Profitable Growth Over Time 15 Delivered an 8% NPW compounded annual growth rate over the last nine years Historical Net Premiums Written Commercial Lines Growth Drivers Lower Risk Higher Risk Target of growing “share of wallet” to 12% with existing distribution partners Targeting appointments to represent 25% share in existing markets Geo-expansion M&A Additional long-term NPW opportunity of ~$3B by achieving 3% commercial lines market share in existing footprint New products

Greenfield Geo-Expansion Enhances Growth Opportunities 16 Diversification and spread of risk, with a target of having national capabilities Footprint States Target Expansion States for 2024* 2017-2018 ̶ Established new Southwest regional hub by entering AZ, CO, NM, and UT for Commercial Lines ̶ NH for Commercial Lines ̶ AZ and UT for Personal Lines 2022 ̶ Expanded into VT in June 2022 ̶ Expanded into AL and ID in October 2022 2024 Target* ̶ West Virginia and Maine in early 2024 ̶ Washington, Oregon, and Nevada in late 2024 Recent Timeline of our Disciplined Approach to Geo-Expansion Plan to write Commercial Lines in most of the contiguous United States *subject to regulatory approval

Focus on Customer Experience to Drive Retention 17 Customer-centricity is core to who we are as a company Advancing Value-Added Services Actionable Insights Maximizing Digital Utilization Delivering services that help our insureds mitigate risk differentiates us in the market Developing a “360-degree” view of the customer; partnering with agents to provide a seamless customer experience Providing an omni-channel customer experience in a 24/7 environment through customized proactive messaging for product recalls, notices of loss, and policy changes

Developing Leadership in Sustainability and Corporate Social Responsibility 18 Understanding and Managing Climate Risks Publication of our 2nd TCFD report and 3rd Sustainability Report Preparing for a transition to a clean energy future Enhancing Customer Satisfaction Responsive claims service Seamless omni-channel customer experience Value-added tools and technologies to help mitigate customer risk Having a Positive Impact on our Communities and Society Safety Management services make our insureds and communities safer The Selective Insurance Group Foundation makes philanthropic investments that strengthen our communities Building a Highly Engaged Team of Employees and Leaders Strong focus on attracting, retaining, and promoting the best talent Emphasis on a positive work-life balance A Culture of Strong Governance and Transparency Sustainability Committee overseen by senior management and Board of Directors Diverse, engaged Board with strong oversight of key risk areas 18

Financial Overview 19

Lower Risk Profile and Strong Financial Strength 20 Conservative business and balance sheet profile allows higher operating leverage FINANCIAL STRENGTH RATINGS AM Best: A+ S&P: A Moody’s: A2 Fitch: A+ Predominantly Low-to-Medium Hazard Writer Conservative Investment Portfolio Prudent Reinsurance Program Disciplined Reserving Processes

Predominantly Write Low- To Medium-Hazard Risks 21 • Manage volatility of underwriting results, in part through maintaining a smaller limit profile • Low account sizes (premium per policyholder) averaging: • Low reinsurance attachment points for property (per risk) and casualty (per occurrence) A low volatility portfolio of risks $15.3K for Standard Commercial $2.6K for Standard Personal $3.8K for E&S

Investment Portfolio at 9/30/23 Conservative Investment Portfolio 22 • Fixed income and short-term investments comprised 92% of investment portfolio at 9/30/23 ̶ “A+” average credit quality ̶ Effective duration of 4.1 years • Risk asset allocation (high yield, public equity, and alternatives) at 10.6% of invested assets • Ongoing diversification of our alternative investments portfolio by strategy and vintage Fixed Income 88% Short-Term 4% Equities* 2% Alternatives & Other 6% Conservative investment management philosophy, with a focus on highly rated fixed income securities $8.2B of Investments * Equities consist of publicly traded fixed income, exchange-traded funds, business development companies (BDCs), and interval funds

Historical After-Tax Fixed Income Portfolio Yields Active Portfolio Management Drives Investment Results 23 • Higher interest rates benefited new money reinvestment rates ̶ $2.7B of new money invested in 2022 and $2.0B in 9M23 ̶ Pre-tax book yield on fixed income portfolio up ~160 basis points since 12/31/2021 ̶ Every 100 basis points of incremental pre-tax investment return translates to ~260 basis points of additional ROE After-tax yield on our fixed income portfolio was 4.0% in 9M23 and 3.1% in 2022 2.2% 1.9% 1.9% 2.1% 2.8% 2.9% 2.6% 2.6% 3.1% 4.0% 1.0% 2.0% 3.0% 4.0% 2014 2015 2016 2017 2018 2019 2020 2021 2022 9M23

Impact of Catastrophe Losses on Combined Ratio Historical Catastrophe Loss Impact Below Industry Average 24 • Catastrophe loss impact over the past 20 years averaged: ̶ 5.4 percentage points for the P&C industry ̶ 3.5 percentage points for Selective • Catastrophe loss mitigation initiatives include: ̶ Strict guidelines for coastal properties ̶ Focus on geographic diversification and growth that minimizes peak catastrophe aggregations ̶ Conservative reinsurance program Relatively low historical combined ratio volatility from catastrophe losses Note: Catastrophe impact for P&C industry based on AM Best estimates 0 6 12 P&C Industry SIGI

Net Single-Event Hurricane Loss* as a % of Equity Conservative Reinsurance Program 25 • 2023 property catastrophe treaty structure ̶ Coverage of $915M in excess of $60M retention, with net purchased limits totaling $810M ̶ $216M in collateralized limit, primarily in the top layer of the program • Property XOL treaty covers losses up to $65M in excess of $5M retention on a per risk basis • Casualty XOL treaty covers losses up to $88M in excess of $2M retention on a per occurrence basis Balance sheet protection through conservative program and strong panel of reinsurance partners 3% 3% 3% 5% 5% 7% 21% 0% 10% 20% 30% 40% 25 50 100 150 200 250 500 (Return Period in Years) * Single event hurricane losses are net of reinsurance, after tax, and reinstatement premiums as of 1/1/23. GAAP equity as of 12/31/22.

Impact of Casualty Reserve Development on our Combined Ratio Strong Reserving Track Record 26 • Disciplined reserving practices ̶ Quarterly actuarial reserve reviews ̶ Semi-annual independent review ̶ Independent year-end opinion • Favorable reserve development in Workers Compensation and E&S Casualty in 9M23; partially offset by adverse trends in Personal and Commercial Auto Seventeen consecutive years of net favorable casualty reserve development -4.0% -2.0% 0.0% 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 9 M 2 3

Strong Capital and Liquidity Position, Greater Expense Focus 27 • Debt-to-capital ratio of 16.0% • NPW-to-surplus ratio of ~1.53x compared to target range of 1.35x – 1.55x • Parent company cash and investments totaling ~$486M is in excess of our target of 2x annual recurring outflow • Instituted opportunistic $100M share repurchase authorization in 2020; $84.2M remained as of 9/30/23 • Quarterly dividend increased 17%, to $0.35 per common share • Investing in the business currently provides the most attractive capital deployment opportunities Capital and Liquidity Plan • Expense ratio improvement in 9M23 benefited from strong premium growth and continued expense discipline • Areas for operational enhancements include: ̶ Workflow and process improvements ̶ Robotics and artificial intelligence ̶ Talent development ̶ Product innovation Expense Management Note: Financial statistics are as of September 30, 2023

Strong Track Record of Book Value per Share Growth and Shareholder Value Creation Over Time Focus on ROE and Growth in Book Value Per Share* 28 *Book value per share decreased 17% for 2022 compared to 2021 primarily due to increased net unrealized losses. Adjusted book value per share** increased 5% for 2022 compared to 2021. **Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non-GAAP financial measures $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $0 $10 $20 $30 $40 $50 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 9 M 2 3 ($ in m ill io n s) GAAP Stockholders' Equity Book Value Per Share Generating non-GAAP operating ROE** in line with our long-term target Expected higher total shareholder returns over time Superior growth in book value per share

7.8% 17.5% 28.3% 11.7% 17.2% 4.4% -2.0% 14.4% 9.2% 10.9% -3.3% 13.1% 21.6% 9.9% 11.9% -5% 0% 5% 10% 15% 20% 25% 30% SIGI S&P Prop/Cas S&P 500 Total Shareholder Returns Have Outperformed Benchmarks Over Longer Term • Solid long-term outperformance in TSR relative to S&P P&C insurance and S&P 500 indices • Common stock price performance has reflected our ability to generate strong and consistent financial results 29 Total Shareholder Return Note: Total shareholder return calculations are as of September 30, 2023 YTD 1 Year 5 Years 10 Years3Q 2023

Our Value Proposition 30 *For further information on non-GAAP financial measures, please see “Safe Harbor Statement” on Page 2. Emphasis on franchise value in distribution: meaningful, close business relationships with high-quality, independent distribution partners, who value us and our business model, and provide us opportunities to grow profitably with them Unique field model enabled by sophisticated technology Strong customer experience Leveraging our competitive strengths to generate sustained financial outperformance Excellent growth opportunities within footprint and through geo-expansion Solid underwriting margins and non-GAAP operating ROEs* in line with or ahead of our financial targets Conservative approach to risk selection and balance sheet management

INVESTOR PRESENTATION QUARTER ENDED SEPTEMBER 30, 2023